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                                                                    Exhibit 23.1

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 19, 2003, in the Registration Statement (Form S-1 No. 333-0000) and related Prospectus of Eyetech Pharmaceuticals, Inc. dated September 12, 2003.


                                                  /s/ Ernst & Young LLP


Iselin, New Jersey
September 12, 2003